SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 6, 2007
VULCAN MATERIALS COMPANY
(Exact name of registrant as specified in its charter)

New Jersey	001-33841	20-8579133
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
1200 Urban Center Drive
Birmingham, Alabama 35242
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (205) 298-3000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-1.1: UNDERWRITING AGREEMENT
EX-4.1: SENIOR DEBT INDENTURE
EX-4.2: FIRST SUPPLEMENTAL INDENTURE

Item 1.01 Entry into a Material Definitive Agreement.
     On December 6, 2007, Vulcan Materials Company (the “Company”) agreed to sell $325,000,000 aggregate principal amount of its Floating Rate Notes due 2010 (the “2010 Notes”), $300,000,000 aggregate principal amount of its 5.60% Notes due 2012 (the “2012 Notes”), $350,000,000 aggregate principal amount of its 6.40% Notes due 2017 (the “2017 Notes”) and $250,000,000 aggregate principal amount of its 7.15% Notes due 2037 (the “2037 Notes,” and together with the 2010 Notes, the 2012 Notes and the 2017 Notes, the “Notes”) pursuant to the provisions of an Underwriting Agreement dated December 6, 2007 (the “Underwriting Agreement”), among the Company and Banc of America Securities LLC, Goldman, Sachs & Co., J.P. Morgan Securities Inc. and Wachovia Capital Markets, LLC, as representatives of the several underwriters named therein (collectively, the “Underwriters”). The sale of the Notes closed on December 11, 2007.
     The Company intends to use the net proceeds of $1,215,853,500 from the offering of the Notes to repay debt incurred to pay a portion of the purchase price for the acquisition of Florida Rock Industries, Inc. (“Florida Rock”), including borrowings outstanding under the Company’s $2,000 million 364-Day Bridge Credit Agreement (the “Bridge Credit Facility”) that was entered into on November 16, 2007 with Wachovia Bank, National Association, as administrative agent, and the lenders and other parties thereto, and also borrowings outstanding under the Company’s $1,500 million Five-Year Credit Agreement dated as of November 16, 2007 (the “Five-Year Credit Facility”) with Bank of America, N.A., as administrative agent, and the lenders and other parties thereto, and commercial paper issuances.
     The Notes were offered and sold under a Registration Statement on Form S-3, Registration No. 333-147796 (the “Registration Statement”), filed by the Company with the Securities and Exchange Commission on December 3, 2007, as supplemented by the final prospectus supplement filed by the Company with the Securities and Exchange Commission on December 10, 2007.
     The Notes were issued under the Senior Debt Indenture, dated as of December 11, 2007 (the “Indenture”), between the Company and Wilmington Trust Company, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of December 11, 2007, between the Company and the Trustee (the “First Supplemental Indenture” and together with the Indenture, the “Indenture”).
     The 2010 Notes were priced to investors at 100% of the principal amount, will bear interest at the three-month USD London interbank offered rate plus 1.25% per annum and will mature on December 15, 2010; the 2012 Notes were priced to investors at 99.822% of the principal amount, will bear interest at 5.60% per annum and will mature on November 30, 2012; the 2017 Notes were priced to investors at 99.945% of the principal amount, will bear interest at 6.40% per annum and will mature on November 30, 2017; and the 2037 Notes were priced to investors at 99.722% of the principal amount, will bear interest at 7.15% per annum and will mature on November 30, 2037. Interest on the 2010 Notes will be payable quarterly on March 15, June 15, September 15 and December 15, beginning on March 15, 2008. Interest on the 2012 Notes, the 2017 Notes and the 2037 Notes will be payable on May 30 and November 30 of each year, beginning on May 30, 2008.
     The 2010 Notes are not redeemable. The 2012 Notes, the 2017 Notes and the 2037 Notes will be redeemable as a whole or in part, at the Company’s option, at any time, at a redemption price equal to the greater of 100% of the principal amount of the Notes to be redeemed and the make whole amount, which is generally the present value of principal and the remaining scheduled payments of principal and interest discounted at the treasury rate plus 35 basis points (in the case of the 2012 Notes), 40 basis points (in the case of the 2017 Notes) and 45 basis points (in the case of the 2037 Notes).
     Unless the Company has exercised its right to redeem the fixed-rate Notes or has defeased the Notes, upon a change of control repurchase event (as defined in the First Supplemental Indenture), the Company will be required to make an offer to repurchase the Notes at a price in cash equal to 101% of the principal amount of the Notes, plus any accrued and unpaid interest to, but not including, the purchase date.
     The Indenture and the First Supplemental Indenture are filed as Exhibits 4.1 and 4.2, respectively, to this Form 8-K and are incorporated herein by reference. The descriptions of the material terms of each of the Indenture and the First Supplemental Indenture are qualified in their entirety by reference to such exhibits.

          The Underwriting Agreement contains usual and customary terms, conditions, representations and warranties and indemnification provisions. The Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K and is incorporated herein by reference. The description of the material terms of the Underwriting Agreement is qualified in their entirety by reference to such exhibit.
          Certain of the Underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory and investment banking services for the company, for which they received or will receive customary fees and expenses. Goldman, Sachs & Co. provided financial advisory services to the Company in connection with the acquisition of Florida Rock for which it received customary fees. In addition, each of Bank of America, N.A., an affiliate of Banc of America Securities LLC, Goldman Sachs Credit Partners L.P., an affiliate of Goldman, Sachs & Co., JPMorgan Chase Bank, N.A., an affiliate of J.P. Morgan Securities Inc., and Wachovia Bank, National Association, an affiliate of Wachovia Capital Markets, LLC, is a lender under the Bridge Credit Facility, the 364-Day Credit Facility and the Five-Year Credit Facility arranged in connection with the acquisition of Florida Rock. Banc of America Securities LLC and Goldman, Sachs & Co. are dealers with respect to the Company’s commercial paper program, and JPMorgan Chase Bank, N.A., an affiliate of J.P. Morgan Securities Inc., is the issuing and paying agent. Citigroup Global Markets Inc. is an affiliate of Citicorp USA Inc., a lender under the Company’s credit facilities, and Citibank, N.A., the authenticating agent, calculation agent, paying agent, security registrar and transfer agent with respect to the Notes. In addition, certain of the other co-managers or their affiliates are lenders under the credit facilities.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
          The following exhibits to the Registration Statement are being filed with this report:

Exhibit
Number	Description
1.1	Underwriting Agreement, dated December 6, 2007, among the Company and Banc of America Securities LLC, Goldman, Sachs & Co., J.P. Morgan Securities Inc. and Wachovia Capital Markets, LLC, as Representatives of the several underwriters named therein.

4.1	Senior Debt Indenture, dated as of December 11, 2007, between the Company and Wilmington Trust Company, as Trustee.

4.2	First Supplemental Indenture, dated as of December 11, 2007, (which includes the form of Notes) between the Company and Wilmington Trust Company, as Trustee, to that certain Senior Debt Indenture, dated as of December 11, 2007, between the Company and Wilmington Trust Company, as Trustee.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

VULCAN MATERIALS COMPANY (Registrant)
Dated: December 11, 2007	By:	/s/ William F. Denson, III
William F. Denson, III

EXHIBIT INDEX

Exhibit
Number	Description
1.1	Underwriting Agreement, dated December 6, 2007, among the Company and Banc of America Securities LLC, Goldman, Sachs & Co., J.P. Morgan Securities Inc. and Wachovia Capital Markets, LLC, as Representatives of the several underwriters named therein.

4.1	Senior Debt Indenture, dated as of December 11, 2007, between the Company and Wilmington Trust Company, as Trustee.

4.2	First Supplemental Indenture, dated as of December 11, 2007, (which includes the form of Notes) between the Company and Wilmington Trust Company, as Trustee, to that certain Senior Debt Indenture, dated as of December 11, 2007, between the Company and Wilmington Trust Company, as Trustee.